UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 28, 2007

CHECKPOINT SYSTEMS, INC.
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(Exact name of Registrant as specified in its Articles of Incorporation)

Pennsylvania 22-1895850
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(State of Incorporation) (IRS Employer Identification No.)

101 Wolf Drive, PO Box 188, Thorofare, New Jersey 08086
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(Address of principal executive offices) (Zip Code)

856-848-1800
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(Registrant's telephone number, including area code)

N/A
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(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 28, 2007 (the “Effective Date”), Checkpoint Systems, Inc. (the “Company”) filed Articles of Amendment (the “Articles of Amendment”) with the Commonwealth of Pennsylvania to amend its Articles of Incorporation, as amended (“Articles of Incorporation”). The Articles of Amendment amended the Articles of Incorporation by adding a new Article 5(c) to permit the issuance of uncertificated shares of stock. The Articles of Amendment were approved by the Company’s Board of Directors (the “Board”) on December 21, 2007. On that same date, the Board approved several conforming amendments to the Company’s Amended and Restated By-laws (the “By-law Amendments”) to allow for the issuance and transfer of both certificated and uncertificated shares of stock, as well as to provide for facsimile signatures of corporate officers on stock certificates.

Both the Articles of Amendment and the By-law Amendments permitting the issuance and transfer of uncertificated shares were adopted to comply with the New York Stock Exchange’s (“NYSE”) requirement that NYSE listed issuers be eligible to participate in the Direct Registration System (“DRS”) by January 1, 2008. Participation in the DRS enables investors to have shares registered in their names without the issuance of physical certificates. Both the Articles of Amendment and the By-law Amendments became effective on the Effective Date.

The foregoing descriptions of the Articles of Amendment and the By-law Amendments are qualified in their entirety by reference to the full text of the Articles of Amendment and By-law Amendments, copies of which are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are filed herewith:

Exhibit 3.1 Articles of Amendment to the Articles of
Incorporation, as amended, of Checkpoint Systems, Inc.

Exhibit 3.2  Amendment to the Amended and Restated By-laws of
Checkpoint Systems, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHECKPOINT SYSTEMS, INC.

Date: December 28, 2007	By:	/s/ Raymond D. Andrews

Title: Senior Vice President and Chief Financial Officer

Checkpoint Systems, Inc.

Index of Exhibits

Exhibit Number Description

Exhibit 3.1  Articles of Amendment to the Articles of Incorporation, as amended, of Checkpoint Systems, Inc.

Exhibit 3.2     Amendment to the Amended and Restated By-laws of Checkpoint Systems, Inc.